   As filed with the Securities and Exchange Commission on February 7, 2002
                                                     Registration No. 333-

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               -----------------
                       MANTECH INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

            Delaware                                 7373                         22-1852179
  (State or other jurisdiction    (Primary Standard Industrial Classification  (I.R.S. Employer
of incorporation or organization)                Code Number)                 Identification No.)

                               -----------------
                       ManTech International Corporation
                           12015 Lee Jackson Highway
                            Fairfax, VA 22033-3300
                                (703) 218-6000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               -----------------
                              George J. Pedersen
                       Chairman, Chief Executive Officer
                                 and President
                       ManTech International Corporation
                           12015 Lee Jackson Highway
                            Fairfax, VA 22033-3300
                                (703) 218-6000
                              Fax: (703) 218-6301
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                               -----------------
                                  Copies to:

                    John F. Olson             Robert G. Robison
                  Ronald O. Mueller            Sharon L. Ferko
             Gibson, Dunn & Crutcher LLP  Morgan Lewis & Bockius LLP
            1050 Connecticut Avenue, N.W.      101 Park Avenue
               Washington, D.C. 20036         New York, NY 10178
                   (202) 955-8500               (212) 309-6000
                 Fax: (202) 467-0539         Fax: (212) 309-6273
                               -----------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-73946

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.  [_]
                               -----------------
                        CALCULATION OF REGISTRATION FEE

================================================================================

                                                         Proposed
                                                         Maximum
             Title of each class of                     Aggregate          Amount of
           securities to be registered             Offering Price(1)(2) Registration Fee
----------------------------------------------------------------------------------------
Class A common stock, $0.01 par value per share(3)     $22,080,000           $2,031

================================================================================
(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).

(2) Includes shares issuable upon exercise of the underwriters' over-allotment option.

(3) The $22,080,000 of Class A common stock being registered in this Registration Statement is in addition to the $110,400,000 of Class A common stock registered pursuant to Registrant's Registration Statement on Form S-1 (File No. 333-73946).

                               EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-73946) filed by ManTech International Corporation with the Securities and Exchange Commission (the "Commission") on November 23, 2001, as amended, which was declared effective by the Commission on February 6, 2002, and including the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein, are incorporated herein by reference.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on February 7, 2002.

                                          MANTECH INTERNATIONAL CORPORATION

                                          By: /s/ GEORGE J. PEDERSEN
                                             ---------------------
                                             George J. Pedersen
                                             Chairman of the Board of
                                             Directors, Chief Executive Officer
                                             and President


    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on February 7, 2002.

      Signature                                   Title
      ---------                                   -----

/s/ GEORGE J. PEDERSEN Chairman of the Board of Directors, Chief Executive Officer
---------------------- and President

/s/ JOHN A. MOORE, JR. Executive Vice President, Chief Financial Officer, Treasurer
---------------------- and Director

/s/ MICHAEL D. GOLDEN
---------------------- Director

/s/ STEPHEN W. PORTER
---------------------- Director

/s/ WALTER W. VAUGHAN
---------------------- Director

                                 EXHIBIT INDEX

                 Exhibit
                 Number  Description of Exhibit
                 ------  ----------------------

                   5.1   Opinion of Gibson, Dunn & Crutcher LLP

                  23.1   Consent of Deloitte & Touche LLP

                  23.2   Consent of PricewaterhouseCoopers LLP